Performance Management - Regan Fixed Rate MBS ETF	Jan. 31, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance
Performance Narrative [Text Block]
The Fund is new and, therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information will be available on the Fund’s website at www.regancapital.com/mbsx/.

Performance One Year or Less [Text]	The Fund is new and, therefore, does not have performance history for a full calendar year.
Performance Availability Website Address [Text]	www.regancapital.com/mbsx/